AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                              QUANTUM CORPORATION,

                          QUICK ACQUISITION CORPORATION

                                       AND

                               ATL PRODUCTS, INC.



                                  May 18, 1998

                                TABLE OF CONTENTS
                                                                                                                   Page
                                                                                                                   ----
ARTICLE I THE MERGER..................................................................................................1
         1.1      The Merger..........................................................................................1
         1.2      Effective Time; Closing.............................................................................2
         1.3      Effect of the Merger................................................................................2
         1.4      Certificate of Incorporation; Bylaws................................................................2
         1.5      Directors and Officers..............................................................................2
         1.6      Effect on Capital Stock.............................................................................3
         1.7      Surrender of Certificates...........................................................................4
         1.8      No Further Ownership Rights in Company Common Stock.................................................6
         1.9      Lost, Stolen or Destroyed Certificates..............................................................6
         1.10     Tax and Accounting Consequences.....................................................................6
         1.11     Taking of Necessary Action; Further Action..........................................................6

ARTICLE II REPRESENTATIONS AND WARRANTIES OF COMPANY..................................................................7
         2.1      Organization of Company.............................................................................7
         2.2      Company Capital Structure...........................................................................7
         2.3      Obligations With Respect to Capital Stock...........................................................8
         2.4      Authority...........................................................................................8
         2.5      SEC Filings; Company Financial Statements..........................................................10
         2.6      Absence of Certain Changes or Events...............................................................10
         2.7      Taxes..............................................................................................11
         2.8      Title to Properties; Absence of Liens and Encumbrances.............................................13
         2.9      Intellectual Property..............................................................................13
         2.10     Compliance; Permits; Restrictions..................................................................16
         2.11     Litigation.........................................................................................16
         2.12     Brokers' and Finders' Fees.........................................................................17
         2.13     Employee Benefit Plans.............................................................................17
         2.14     Environmental Matters..............................................................................21
         2.15     Agreements, Contracts and Commitments..............................................................22
         2.16     Change of Control Payments.........................................................................23
         2.17     Statements; Proxy Statement/Prospectus.............................................................23
         2.18     Board Approval.....................................................................................24
         2.19     Fairness Opinion...................................................................................24
         2.20     Section 203 of the Delaware General Corporation Law Not Applicable.................................24
         2.21     Customs............................................................................................24

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB..................................................25


                                                           -i-




         3.1      Organization of Parent and Merger Sub..............................................................25
         3.2      Parent and Merger Sub Capital Structure............................................................25
         3.3      Authority..........................................................................................25
         3.4      SEC Filings; Parent Financial Statements...........................................................26
         3.5      Absence of Certain Changes or Events...............................................................27
         3.6      Statements; Proxy Statement/Prospectus.............................................................27

ARTICLE IV CONDUCT PRIOR TO THE EFFECTIVE TIME.......................................................................28
         4.1      Conduct of Business by Company.....................................................................28
         4.2      Conduct of Business by Parent......................................................................30

ARTICLE V ADDITIONAL AGREEMENTS......................................................................................31
         5.1      Proxy Statement/Prospectus; Registration Statement; Other Filings; Board Recommendations...........31
         5.2      Meeting of Company Stockholders....................................................................32
         5.3      Confidentiality; Access to Information.............................................................33
         5.4      No Solicitation....................................................................................34
         5.5      Public Disclosure..................................................................................35
         5.6      Reasonable Efforts; Notification...................................................................36
         5.7      Third Party Consents...............................................................................37
         5.8      Stock Options and Employee Benefits................................................................37
         5.9      Form S-8...........................................................................................38
         5.10     Indemnification....................................................................................38
         5.11     Nasdaq Listing.....................................................................................39
         5.12     Company Affiliate Agreement........................................................................39
         5.13     Regulatory Filings; Reasonable Efforts.............................................................39
         5.14     Comfort Letter.....................................................................................40

ARTICLE VI CONDITIONS TO THE MERGER..................................................................................40
         6.1      Conditions to Obligations of Each Party to Effect the Merger.......................................40
         6.2      Additional Conditions to Obligations of Company....................................................41
         6.3      Additional Conditions to the Obligations of Parent and Merger Sub..................................41

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER........................................................................43
         7.1      Termination........................................................................................43
         7.2      Notice of Termination; Effect of Termination.......................................................44
         7.3      Fees and Expenses..................................................................................45
         7.4      Amendment..........................................................................................45
         7.5      Extension; Waiver..................................................................................45

ARTICLE VIII GENERAL PROVISIONS......................................................................................46


                                                          -ii-




         8.1      Non-Survival of Representations and Warranties.....................................................46
         8.2      Notices............................................................................................46
         8.3      Interpretation; Knowledge..........................................................................47
         8.4      Counterparts.......................................................................................48
         8.5      Entire Agreement; Third Party Beneficiaries........................................................48
         8.6      Severability.......................................................................................48
         8.7      Other Remedies; Specific Performance...............................................................48
         8.8      Governing Law......................................................................................49
         8.9      Rules of Construction..............................................................................49
         8.10     Assignment.........................................................................................49
         8.11     Waiver of Jury Trial...............................................................................49

                                INDEX OF EXHIBITS


Exhibit A                  Form of Voting Agreement

Exhibit B                  Form of Affiliate Agreement

Exhibit C-1                Persons to Sign Noncompetition Agreement

Exhibit C-2                Form of Noncompetition Agreement

                      AGREEMENT AND PLAN OF REORGANIZATION


         This AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of May 18, 1998, among Quantum Corporation, a Delaware corporation ("Parent"), Quick Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and ATL Products, Inc., a Delaware corporation ("Company").

                                    RECITALS
                                    --------

         A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2 below) and in accordance with the Delaware General Corporation Law ("Delaware Law"), Parent and Company intend to enter into a business combination transaction.

         B. The Board of Directors of Company (i) has determined that the Merger (as defined in Section 1.1) is consistent with and in furtherance of the long-term business strategy of Company and fair to, and in the best interests of, Company and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) has determined to recommend that the stockholders of Company adopt and approve this Agreement and approve the Merger.

         C. Concurrently with the execution of this Agreement, and as a condition and inducement to Parent's willingness to enter into this Agreement, certain affiliates of Company are entering into Voting Agreements in substantially the form attached hereto as Exhibit A (the "Company Voting Agreements").

         E. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         F. It is also intended by the parties hereto that the Merger shall be treated as a purchase for accounting purposes.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   THE MERGER

         I.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware Law, Merger Sub shall be merged with and into Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and Company shall continue as the surviving corporation. Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

         I.2 Effective Time; Closing. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the "Certificate of Merger") (the time of such filing (or such later time as may be agreed in writing by Company and Parent and specified in the Certificate of Merger) being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined). Unless the context otherwise requires, the term "Agreement" as used herein refers collectively to this Agreement and Plan of Reorganization and the Certificate of Merger. The closing of the Merger (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

         I.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         I.4      Certificate of Incorporation; Bylaws.

                  (a) At the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation of the Surviving Corporation; provided, however, that at the Effective Time the Certificate of Incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be "ATL Products, Inc." The Certificate of Incorporation of the Surviving Corporation shall conform to the requirements set forth in Section 5.10.

                  (b) The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended. The Bylaws of the Surviving Corporation shall conform to the requirements set forth in Section 5.10.

         I.5 Directors and Officers. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

         I.6 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Company or the holders of any of the following securities:

                  (a) Conversion of Company Common Stock. Each share of Class A Common Stock, $0.0001 par value per share, of Company (the "Company Class A Stock") and Class B Common Stock, $0.0001 par value per share, of Company (the "Company Class B Stock" and collectively with the Company Class A Stock, the "Company Common Stock") (including, with respect to each such share of Company Common Stock, the associated Rights (as defined in that certain Rights Agreement (the "Company Rights Plan") dated as of March 11, 1998, between Company and BankBoston, N.A., as Rights Agent) issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(b), will be canceled and extinguished and automatically converted (subject to Sections 1.6(e) and (f)) into the right to receive that number of shares of Common Stock of Parent (the "Parent Common Stock") equal to the quotient determined by dividing (i) $29.00 by (ii) the Parent Deemed Value (as defined below) (the "Exchange Ratio") upon surrender of the certificate representing such share of Company Common Stock in the manner provided in
Section 1.7 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in
Section 1.9). For purposes of this Agreement, "Parent Deemed Value" shall mean the average closing price of Parent Common Stock as reported on the Nasdaq National Market System ("Nasdaq") for the period consisting of the 45 trading days ending on and including the fourth trading day prior to the date of the Company Stockholders' Meeting (as defined in Section 2.17) at which the Merger is approved (such 45-day period to be referred to hereinafter as the "Pricing Period"); provided, however, that the Parent Deemed Value shall be subject to adjustment pursuant to Section 1.6(g) below.

                  (b) Cancellation of Parent-Owned Stock. Each share of Company Common Stock held by Company or owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

                  (c) Stock Options. At the Effective Time, all options to purchase Company Common Stock then outstanding under Company's 1996 Stock Incentive Plan and the Company's 1997 Stock Incentive Plan (collectively, the "Company Stock Option Plans") shall be assumed by Parent in accordance with
Section 5.8 hereof.

                  (d) Capital Stock of Merger Sub. Each share of Common Stock, $0.0001 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

                  (e) Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock or Company Common Stock occurring on or after the date hereof and prior to the Effective Time.

                  (f) Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall receive from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the Parent Deemed Value.

                  (g) Adjustment to Parent Deemed Value. Subject to the provisions below, the Parent Deemed Value shall be reduced by an amount equal to 50% of the excess, if any, of the Interim Price over the Adjusted Base Price where, for purposes of such calculation, (i) the Interim Price shall be equal to the average closing price of Parent Common Stock as reported on Nasdaq for the five (5) trading days beginning upon the commencement of the Pricing Period (as defined in Section 1.6(a)) (the "Interim Period") and (ii) the Adjusted Base Price shall be equal to the average closing price of Parent Common Stock as reported on Nasdaq for the five (5) trading days ending on and including May 18, 1998 (such average closing price to be referred to hereinafter as the "Unadjusted Base Price", and such five-day period referred to hereinafter as the "Base Period") increased by the greater of (v) the percentage by which the average HDD Index (as defined below) for the Interim Period exceeds the average of the HDD Index for the Base Period or (w) the percentage by which the average of the Nasdaq Composite Index for the Interim Period exceeds the average of the Nasdaq Composite Index for the Base Period; provided, however, that notwithstanding the foregoing, no adjustment shall be made to the Parent Deemed Value (x) if the Adjusted Base Price is greater than or equal to the Interim Price, (y) if the Unadjusted Base Price is greater than or equal to the Parent Deemed Value (as calculated prior to any adjustment pursuant to this Section 1.6(g)) or (z) to the extent that any adjustment to the Parent Deemed Value pursuant to this Section 1.6(g) would cause such Parent Deemed Value to be lower than the Unadjusted Base Price. The "HDD Index" for any period shall equal the sum of the daily closing sale prices per share of Seagate Technology Inc. and Western Digital Corp.

         I.7      Surrender of Certificates.

                  (a) Exchange Agent. Parent shall select a bank or trust company reasonably acceptable to Company to act as the exchange agent (the "Exchange Agent") in the Merger.

                  (b) Parent to Provide Common Stock. Promptly after the Effective Time, Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, the shares of Parent Common Stock issuable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock, and cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.6(f) and any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 1.7(d).

                  (c) Exchange Procedures. Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the "Certificates"), which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into shares of Parent Common Stock pursuant to Section 1.6, cash in lieu of any fractional shares pursuant to
Section 1.6(f) and any dividends or other distributions pursuant to Section 1.7(d), (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall contain such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock, cash in lieu of any fractional shares pursuant to Section 1.6(f) and any dividends or other distributions pursuant to Section 1.7(d). Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of whole shares of Parent Common Stock into which their shares of Company Common Stock were converted at the Effective Time, payment in lieu of fractional shares which such holders have the right to receive pursuant to Section 1.6(f) and any dividends or distributions payable pursuant to Section 1.7(d), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 1.7(d) as to the payment of dividends, to evidence only the ownership of the number of full shares of Parent Common Stock into which such shares of Company Common Stock shall have been so converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.6(f) and any dividends or distributions payable pursuant to Section 1.7(d).

                  (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Parent Common Stock represented thereby until the holders of record of such Certificates shall surrender such Certificates. Subject to applicable law, following surrender of any such Certificates, the Exchange Agent shall deliver to the record holders thereof, without interest, certificates representing whole shares of Parent Common Stock issued in exchange therefor along with payment in lieu of fractional shares pursuant to Section 1.6(f) hereof and the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of Parent Common Stock.

                  (e) Transfers of Ownership. If certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Parent Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

                  (f) No Liability. Notwithstanding anything to the contrary in this Section 1.7, neither the Exchange Agent, Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         I.8 No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued in accordance with the terms hereof (including any cash paid in respect thereof pursuant to Section 1.6(f) and 1.7(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

         I.9 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Parent Common Stock into which the shares of Company Common Stock represented by such Certificates were converted pursuant to Section 1.6, cash for fractional shares, if any, as may be required pursuant to Section 1.6(f) and any dividends or distributions payable pursuant to Section 1.7(d).

         I.10     Tax and Accounting Consequences.

                  (a) It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

                  (b) It is intended by the parties hereto that the Merger shall be treated as a purchase for accounting purposes.

         I.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Company and Merger Sub, the officers and directors of Company and Merger Sub will take all such lawful and necessary action. Parent shall cause Merger Sub to perform all of its obligations relating to this Agreement and the transactions contemplated thereby.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Company represents and warrants to Parent and Merger Sub, subject to the exceptions (i) specifically disclosed in writing in the disclosure letter and (ii) referencing a specific representation supplied by Company to Parent (or, in the case where no specific reference to a representation is made, where such reference would be reasonably apparent from the context thereof), dated as of the date hereof and certified by a duly authorized officer of Company (the "Company Schedules"), as follows:

          II.1     Organization of Company.

                  (a) Company and each of its subsidiaries (i) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the corporate or other power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted; and (iii) except as would not be material to Company, is duly qualified or licensed to do business in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary.

                  (b) Company has delivered to Parent a true and complete list of all of Company's subsidiaries as of the date of this Agreement, indicating the jurisdiction of organization of each subsidiary and Company's equity interest therein.

                  (c) Company has delivered or made available to Parent a true and correct copy of the Certificate of Incorporation and Bylaws of Company and similar governing instruments of each of its subsidiaries, each as amended to date, and each such instrument is in full force and effect. Neither Company nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent governing instruments.

          II.2 Company Capital Structure. The authorized capital stock of Company consists of 45,000,000 shares of Class A Common Stock, $0.0001 par value per share, of which there were 9,655,000 shares issued and outstanding as of May 18, 1998, and 5,000,000 shares of Class B Common Stock, $0.0001 par value per share, of which no shares are issued or outstanding. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of Company or any agreement or document to which Company is a party or by which it is bound. As of May 18, 1998, Company had reserved an aggregate of 879,000 shares of Class A Common Stock and 200,000 shares of Class B Common Stock, net of exercises, for issuance pursuant to the Company Stock Option Plans. As of May 18, 1998, there were options outstanding to purchase an aggregate of 848,500 shares of Class A Common Stock and 191,750 shares of Class B Common Stock pursuant to the Company Stock Option Plans. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. The Company Schedules list for each person who held options to acquire shares of Company Common Stock as of May 18, 1998, the name of the holder of such option, the exercise price of such option, the number of shares as to which such option had vested at such date, the vesting schedule for such option and whether the exercisability of such option will be accelerated in any way by the transactions contemplated by this Agreement, and indicates the extent of acceleration, if any.

          II.3 Obligations With Respect to Capital Stock. Except as set forth in Section 2.2, there are no equity securities, partnership interests or similar ownership interests of any class of Company equity security, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except for securities Company owns free and clear of all claims and encumbrances, directly or indirectly through one or more subsidiaries, and except for shares of capital stock or other similar ownership interests of certain subsidiaries of Company that are owned by certain nominee equity holders as required by the applicable law of the jurisdiction of organization of such subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 2.2, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Company or any of its subsidiaries is a party or by which it is bound obligating Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Company or any of its subsidiaries or obligating Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. As of the date of this Agreement, except as contemplated by this Agreement, there are no registration rights and there is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Company is a party or by which it is bound with respect to any equity security of any class of Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries. Stockholders of Company will not be entitled to dissenters' rights under applicable state law in connection with the Merger.

         II.4     Authority.

                  (a) Company and each  subsidiary  has all requisite  corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company, subject only to the approval and adoption of this Agreement and the approval of the Merger by Company's stockholders and the filing of the Certificate of Merger pursuant to Delaware Law. A vote of the holders of a majority of the outstanding shares of the Company Class A Stock is sufficient for Company's stockholders to approve and adopt this Agreement and approve the Merger. This Agreement has been duly executed and delivered by Company and, assuming its due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. The execution and delivery of this Agreement by Company do not, and the performance of this Agreement by Company will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Company or the equivalent organizational documents of any of its subsidiaries, (ii) subject to obtaining the approval and adoption of this Agreement and the approval of the Merger by Company's stockholders as contemplated in Section 5.2 and compliance with the requirements set forth in Section 2.4(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Company or any of its subsidiaries or by which Company or any of its subsidiaries or any of their respective properties is bound or affected, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a material lien or encumbrance on any of the material properties or assets of Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, concession, or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective assets are bound or affected. The Company Schedules list all consents, waivers and approvals under any of Company's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would result in a material loss of benefits to Company, Parent or the Surviving Corporation as a result of the Merger.

                  (b) No consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other governmental authority or instrumentality, foreign or domestic ("Governmental Entity"), is required to be obtained or made by Company in connection with the execution and delivery of this Agreement or the consummation of the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) the filing of the Proxy Statement/Prospectus (as defined in Section 2.18) with the Securities and Exchange Commission ("SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the securities or antitrust laws of any foreign country, and (iv) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to Company or Parent or have a material adverse effect on the ability of the parties hereto to consummate the Merger.

         II.5     SEC Filings; Company Financial Statements.

                  (a) Company has filed all forms, reports and documents required to be filed by Company with the SEC since March 13, 1997 and has made available to Parent such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Company may file subsequent to the date hereof) are referred to herein as the "Company SEC Reports." As of their respective dates, the Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports and (ii) did not at the time they were filed (or if amended by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Company's subsidiaries is required to file any forms, reports or other documents with the SEC.

                  (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (the "Company Financials"), including each Company SEC Reports filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly presented the consolidated financial position of Company and its subsidiaries as at the respective dates thereof and the consolidated results of Company's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Company contained in Company SEC Reports as of December 31, 1997 is hereinafter referred to as the "Company Balance Sheet." Except as disclosed in the Company Financials, since the date of the Company Balance Sheet neither Company nor any of its subsidiaries has any liabilities required under GAAP to be set forth on a balance sheet (absolute, accrued, contingent or otherwise) which are, individually or in the aggregate, material to the business, results of operations or financial condition of Company and its subsidiaries taken as a whole, except for liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practices.

                  (c) Company has heretofore furnished to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Company with the SEC pursuant to the Securities Act or the Exchange Act.

          II.6 Absence of Certain Changes or Events. Since the date of the Company Balance Sheet there has not been: (i) any Material Adverse Effect (as defined in Section 8.3(c)) on Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Company's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Company of any of Company's capital stock or any other securities of Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Company's or any of its subsidiaries' capital stock, (iv) any granting by Company or any of its subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Company or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Company or any of its subsidiaries of any increase in severance or termination pay or any entry by Company or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Company of the nature contemplated hereby, (v) entry by Company or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property (as defined in Section 2.9) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Company with the SEC, (vi) any material change by Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (vii) any revaluation by Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business.

          II.7     Taxes.

                  (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

                  (b)      Tax Returns and Audits.

                            (i) Company and each of its subsidiaries have timely
filed all federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to Taxes required to be filed by Company and each of its subsidiaries with any Tax authority, and all such returns are true and correct in all material respects.

                            (ii) Company and each of its  subsidiaries as of the
Effective Time will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal

Insurance Contribution Act ("FICA"), Taxes pursuant to the Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld.

                            (iii)  Neither  Company nor any of its  subsidiaries
has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed or assessed against Company or any of its subsidiaries, nor has Company or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                            (iv) No audit or other  examination of any Return of
Company or any of its subsidiaries by any Tax authority is presently in progress, nor has Company or any of its subsidiaries been notified of any request for such an audit or other examination.

                            (v) No  adjustment  relating to any Returns filed by
Company or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Company or any of its subsidiaries or any representative thereof.

                            (vi) Neither Company nor any of its subsidiaries has
any liability for unpaid Taxes which has not been accrued for or reserved on the Company Balance Sheet, whether asserted or unasserted, contingent or otherwise, which is material to Company, other than any liability for unpaid Taxes that may have accrued since the date of the Company Balance Sheet in connection with the operation of the business of Company and its subsidiaries in the ordinary course.

                            (vii)  There  is no  contract,  agreement,  plan  or
arrangement to which Company is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Company or any of its subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

                            (viii) Neither  Company nor any of its  subsidiaries
has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Company.

                            (ix) Except as set forth on the  Company  Schedules,
neither Company nor any of its subsidiaries is party to any tax-sharing, tax indemnity or tax allocation agreement or arrangement and neither Company nor any of its subsidiaries has any liability or obligation under any such tax-sharing, tax indemnity or tax allocation agreement or arrangement. No liability (or any reasonable claim of liability) shall arise under any tax sharing, tax indemnity or tax allocation agreement or arrangement (including under any such agreement or arrangement set forth on the Company Schedules) as a result of the Merger.

                            (x)  Except  as may be  required  as a result of the
Merger, Company and its subsidiaries have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or Section 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing.

                            (xi) None of Company's or its  subsidiaries'  assets
are tax exempt use property within the meaning of Section 168(h) of the Code.

                            (xii) The Company Schedules list (A) any foreign Tax
holidays, (B) any intercompany transfer pricing agreements, or other arrangements that have been established by Company or any of its subsidiaries with any Tax authority and (C) any expatriate programs or policies affecting Company or any of its subsidiaries.

          II.8    Title to Properties; Absence of Liens and Encumbrances.

                  (a) The Company Schedules list the real property interests owned by Company as of the date of this Agreement. The Company Schedules list all real property leases to which Company is a party as of the date of this Agreement and each amendment thereto that is in effect as of the date of this Agreement. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that would give rise to a claim against the Company in an amount greater than $50,000.

                  (b) Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any liens, pledges, charges, claims, security interests or other encumbrances of any sort ("Liens"), except as reflected in the Company Financials and except for liens for taxes not yet due and payable and such Liens or other imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

          II.9 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

                  "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith:
                  (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals,
                  extensions,       provisionals,        continuations       and
                  continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications
                  therefor,   and  all  other   rights   corresponding   thereto
                  throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world;
                  (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and
                  (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

                  "Company Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Company.

                  "Registered Intellectual Property" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

                  "Company Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, Company.

                  (a) No material Company Intellectual Property or product or service of Company is subject to any proceeding or outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Company, or which may affect the validity, use or enforceability of such Company Intellectual Property.

                  (b) Each material item of Company Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been paid and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property.

                  (c) Company owns and has good and exclusive title to, or has license (sufficient for the conduct of its business as currently conducted and as proposed by Company to be conducted) to, each material item of Company Intellectual Property free and clear of any lien or encumbrance (excluding licenses and related restrictions); and Company is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Company, including the sale of any products or the provision of any services by Company.

                  (d) Company owns exclusively, and has good title to, all copyrighted works developed by Company or which Company otherwise expressly purports to own.

                  (e) To the extent that any material Intellectual Property has been developed or created by a third party for Company, Company has a written agreement with such third party with respect thereto and Company thereby either
(i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party's Intellectual Property in such work, material or invention by operation of law or by valid agreement, to the fullest extent it is legally possible to do so.

                  (f) Company has not transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Company Intellectual Property, to any third party.

                  (g) The Company Schedules list all material contracts, licenses and agreements to which Company is a party (i) with respect to Company Intellectual Property licensed or transferred to any third party (other than end-user licenses in the ordinary course); or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to Company.

                  (h) All material contracts, licenses and agreements relating to the Company Intellectual Property are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements. Company is in material compliance with, and has not materially breached any term any of such contracts, licenses and agreements and, to the knowledge of Company, all other parties to such contracts, licenses and agreements are in compliance with, and have not materially breached any term of, such contracts, licenses and agreements. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of Company's rights under such contracts, licenses and agreements to the same extent Company would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Company would otherwise be required to pay.

                  (i) The operation of the business of Company as such business currently is conducted, including Company's design, development, manufacture, marketing and sale of the products or services of Company (including with respect to products currently under development) has not, does not and will not infringe or misappropriate the Intellectual Property of any third party (provided that with respect to patent rights, such representation is limited to Company's knowledge) or, to its knowledge, constitute unfair competition or trade practices under the laws of any jurisdiction.

                  (j) Company has not received actual notice from any third party that the operation of the business of Company or any act, product or service of Company, infringes or misappropriates the

Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

                  (k) To the knowledge of Company, no person has or is infringing or misappropriating any Company Intellectual Property.

                  (l) Company has taken reasonable steps to protect Company's rights in Company's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Company, and, without limiting the foregoing, Company has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Parent and all current and former employees and contractors of Company have executed such an agreement, except where the failure to do so is not reasonably expected to be material to Company.

          II.10    Compliance; Permits; Restrictions.

                  (a) Neither Company nor any of its subsidiaries is, in any material respect, in conflict with, or in default or in violation of (i) any law, rule, regulation, order, judgment or decree applicable to Company or any of its subsidiaries or by which Company or any of its subsidiaries or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective properties is bound or affected, except for conflicts, violations and defaults that (individually or in the aggregate) would not cause Company to lose any material benefit or incur any material liability. No investigation or review by any Governmental Entity is pending or, to Company's knowledge, has been threatened in a writing delivered to Company against Company or any of its subsidiaries, nor, to Company's knowledge, has any Governmental Entity indicated an intention to conduct an investigation of Company or any of its subsidiaries. There is no material agreement, judgment, injunction, order or decree binding upon Company or any of its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Company or any of its subsidiaries, any acquisition of material property by Company or any of its subsidiaries or the conduct of business by Company as currently conducted.

                  (b) Company and its subsidiaries hold, to the extent legally required, all permits, licenses, variances, exemptions, orders and approvals from governmental authorities that are material to and required for the operation of the business of Company as currently conducted (collectively, the "Company Permits"). Company and its subsidiaries are in compliance in all material respects with the terms of the Company Permits, except where the failure to be in compliance with the terms of the Company Permits would not be material to Company.

          II.11    Litigation.   There  are  no   claims,   suits,   actions  or
proceedings pending or, to the knowledge of Company, threatened against, relating to or affecting Company or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a material effect. No Governmental Entity has at any time challenged or questioned in a writing delivered to Company the legal right of Company to design, manufacture, offer or sell any of its products in the present manner or style thereof.

         Company has never been subject to an audit, compliance review, investigation or like contract review by the GSA office of the Inspector General or other Governmental Entity or agent thereof in connection with any government contract (a "Government Audit"), to Company's knowledge no Government Audit is threatened or reasonably anticipated, and in the event of such Government Audit, to the knowledge of Company no basis exists for a finding of noncompliance with any material provision of any government contract or a refund of any amounts paid or owed by any Governmental Entity pursuant to such government contract. For each item disclosed in the Company Schedules pursuant to this Section 2.11 a true and complete copy of all correspondence and documentation with respect thereto has been provided to Parent.

          II.12 Brokers' and Finders' Fees. Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

          II.13    Employee Benefit Plans.

                  (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 2.13(a)(i) below (which definition shall apply only to this Section 2.13), for purposes of this Agreement, the following terms shall have the meanings set forth below:

                            (i)  "Affiliate"  shall  mean any  other  person  or
entity under common control with Company  within the meaning of Section  414(b),
(c), (m) or (o) of the Code and the regulations issued thereunder;

                            (ii)  "Company  Employee  Plan" shall mean any plan,
program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by Company or any Affiliate for the benefit of any Employee

                            (iii)  "COBRA" shall mean the  Consolidated  Omnibus
Budget Reconciliation Act of 1985, as amended

                            (iv)   "DOL" shall mean the Department of Labor;

                            (v) "Employee"  shall mean any current,  former,  or
retired employee, officer, or director of Company or any Affiliate;

                            (vi)   "Employee    Agreement"   shall   mean   each
management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or similar agreement or contract between Company or any Affiliate and any Employee or consultant;

                            (vii)  "ERISA"  shall mean the  Employee  Retirement
Income Security Act of 1974, as amended;

                            (viii)  "FMLA" shall mean the Family  Medical  Leave
Act of 1993, as amended;

                            (ix)  "International  Employee Plan" shall mean each
Company Employee Plan that has been adopted or maintained by Company, whether informally or formally, for the benefit of Employees outside the United States;

                            (x) "IRS" shall mean the Internal Revenue Service;

                            (xi)  "Multiemployer  Plan" shall mean any  "Pension
Plan" (as defined below) which is a "multiemployer plan," as defined in Section 3(37) of ERISA;

                            (xii) "PBGC" shall mean the Pension Benefit Guaranty
Corporation; and

                            (xiii)   "Pension  Plan"  shall  mean  each  Company
Employee Plan which is an "employee pension benefit plan," within the meaning of
Section 3(2) of ERISA.

                  (b) Schedule. The Company Schedules contain an accurate and complete list of each Company Employee Plan and each material Employee Agreement. Company does not have any plan or commitment to establish any new Company Employee Plan, to modify any Company Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any Company Employee Plan or material Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

                  (c) Documents. Company has provided to Parent: (i) correct and complete copies of all documents embodying each Company Employee Plan and each Employee Agreement including all amendments thereto and written interpretations thereof; (ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan; (iii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan or related trust; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company

Employee Plan assets; (v) the most recent summary plan description together with the summary of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan; (vi) all IRS determination, opinion, notification and advisory letters, and rulings relating to Company Employee Plans and copies of all applications and correspondence to or from the IRS or the DOL with respect to any Company Employee Plan; (vii) all material written agreements and contracts relating to each Company Employee Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (viii) all communications material to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to Company; (ix) all COBRA forms and related notices; and (x) all registration statements and prospectuses prepared in connection with each Company Employee Plan.

                  (d) Employee Plan Compliance. (i) Company has performed in all material respects all obligations required to be performed by it under, is not in material default or violation of, and has no knowledge of any default or violation by any other party to each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code;
(ii) each Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination letter from the IRS with respect to each such Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a determination letter and make any amendments necessary to obtain a favorable determination;
(iii) to the Company's knowledge (following reasonable inquiry), no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the knowledge of Company, threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (v) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent, Company or any of its Affiliates (other than legally required payments in connection with such termination or amendment and ordinary administration expenses typically incurred in a termination event); (vi) there are no audits, inquiries or proceedings pending or, to the knowledge of Company or any Affiliates, threatened by the IRS or DOL with respect to any Company Employee Plan; and (vii) to the Company's knowledge (following reasonable inquiry), neither Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under Section 402(i) of ERISA or Sections 4975 through 4980 of the Code.

                  (e) Pension Plans. Company does not now, nor has it ever, maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code.

                  (f) Multiemployer Plans. At no time has Company contributed to or been requested to contribute to any Multiemployer Plan.

                  (g) No Post-Employment Obligations. No Company Employee Plan provides, or has any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefit, except to the extent required by statute.

                  (h) Neither Company nor any Affiliate has, prior to the Effective Time, and in any material respect, violated any of the health care continuation requirements of COBRA, the requirements of FMLA or any similar provisions of state law applicable to its Employees.

                  (i)      Effect of Transaction

                            (i)  The   execution  of  this   Agreement  and  the
consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

                            (ii) No payment or benefit which will or may be made
by Company or its Affiliates with respect to any Employee as a result of the transactions contemplated by this Agreement will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code.

                  (j) Employment Matters. Company: (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any material payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending or, to Company's knowledge, any threatened, claims or actions against Company under any worker's compensation policy or long-term disability policy. To Company's knowledge, no employee of Company has violated any employment contract, nondisclosure agreement or noncompetition agreement by which such employee is bound due to such employee being employed by Company and disclosing to Company or using trade secrets or proprietary information of any other person or entity.

                  (k) Labor. No work stoppage or labor strike against Company is pending, threatened or reasonably anticipated. Company does not know of any activities or proceedings of any labor union to organize any Employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of Company, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any material liability to Company. Neither Company nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by Company.

                  (l) International Employee Plan. Each International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Employee Plan. Furthermore, no International Employee Plan has unfunded liabilities, that as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Company or Parent from terminating or amending any International Employee Plan at any time for any reason.

          II.14    Environmental Matters

                  (a) Hazardous Material. Except as would not result in material liability to Company, no underground storage tanks and no amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies, (a "Hazardous Material") are present, as a result of the actions of Company or any of its subsidiaries or any affiliate of Company, or, to Company's knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that Company or any of its subsidiaries has at any time owned, operated, occupied or leased.

                  (b) Hazardous Materials Activities. Except as would not result in a material liability to Company (in any individual case or in the aggregate)
(i) neither Company nor any of its subsidiaries has transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, and (ii) neither Company nor any of its subsidiaries has disposed of, transported, sold, used, released, exposed its employees or others to or manufactured any product containing a Hazardous Material (collectively "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

                  (c) Permits. Company and its subsidiaries currently hold all environmental approvals, permits, licenses, clearances and consents (the "Company Environmental Permits") necessary for the conduct of Company's and its subsidiaries' Hazardous Material Activities and other businesses of Company and its subsidiaries as such activities and businesses are currently being conducted.

                  (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ or injunction is pending, and to Company's knowledge, no action, proceeding, revocation proceeding, amendment procedure, writ or injunction has been threatened by any Governmental Entity against Company or any of its subsidiaries in a writing delivered to Company concerning any Company Environmental Permit, Hazardous Material or any Hazardous Materials Activity of Company or any of its subsidiaries. Company is not aware of any fact or circumstance which could involve Company or any of its subsidiaries in any environmental litigation or impose upon Company any material environmental liability.

          II.15 Agreements, Contracts and Commitments. Except as otherwise set forth in the Company Schedules, neither Company nor any of its subsidiaries is a party to or is bound by:

                  (a) any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of Company's Board of Directors, other than those that are terminable by Company or any of its subsidiaries on no more than thirty days' notice without liability or financial obligation, except to the extent general principles of wrongful termination law may limit Company's or any of its subsidiaries' ability to terminate employees at will;

                  (b) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                  (c) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of software products in the ordinary course of business;

                  (d) any agreement, contract or commitment containing any covenant limiting in any respect the right of Company or any of its subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

                  (e) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Company or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Company has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Company's subsidiaries;

                  (f) any joint marketing or development agreement currently in force under which Company or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of 90 days or less, or any material agreement pursuant to which Company or any of its subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Company or any of its subsidiaries and which may not be canceled without penalty upon notice of 90 days or less;

                  (g) any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to Company and its subsidiaries taken as a whole; or

                  (h) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Company product, service or technology except as a distributor in the normal course of business.

         Neither Company nor any of its subsidiaries, nor to Company's knowledge any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither Company nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Company or any of its subsidiaries is a party or by which it is bound that are required to be disclosed in the Company Schedules pursuant to clauses (a) through (h) above or pursuant to Section 2.9 hereof (any such agreement, contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

          II.16 Change of Control Payments. The Company Schedules set forth each plan or agreement pursuant to which any amounts may become payable (whether currently or in the future) to current or former officers and directors of Company as a result of or in connection with the Merger.

          II.17 Statements; Proxy Statement/Prospectus. The information supplied by Company for inclusion in the Registration Statement (as defined in
Section 3.3(b)) shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied by Company for inclusion in the proxy statement/prospectus to be sent to (a) the stockholders of Company in connection with the meeting of Company's stockholders to consider the approval and adoption of this Agreement and the approval of the Merger (the "Company Stockholders' Meeting") (such proxy statement/prospectus as amended or supplemented is referred to herein as the "Proxy Statement/Prospectus") shall not, on the date the Proxy Statement/Prospectus is first mailed to Company's stockholders or at the time of the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders' Meeting which has become false or misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. If at any time prior to the Effective Time any event relating to Company or any of its affiliates, officers or directors should be discovered by Company which is required to be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, Company shall promptly inform Parent. Notwithstanding the foregoing, Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained in any of the foregoing documents.

          II.18 Board Approval. The Board of Directors of Company has, as of the date of this Agreement, determined (i) that the Merger is fair to, and in the best interests of Company and its stockholders, and (ii) to recommend that the stockholders of Company approve and adopt this Agreement and approve the Merger.

          II.19 Fairness Opinion. Company's Board of Directors has received an opinion from NationsBanc Montgomery Securities, Inc. dated as of the date hereof, to the effect that as of the date hereof, the Exchange Ratio is fair to Company's stockholders from a financial point of view and will deliver to Parent a written copy of such opinion within five (5) business days following the date hereof.

          II.20 Section 203 of the Delaware General Corporation Law Not Applicable; Company Rights Plan. The Board of Directors of Company has taken all actions so that (a) the restrictions contained in Section 203 of the Delaware General Corporation Law applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement or to the consummation of the Merger or the other transactions contemplated by this Agreement and (b) the Company Rights Plan has been amended to (i) render the Company Rights Plan inapplicable to the Merger and the other transactions contemplated by this Agreement, (ii) ensure that (x) none of Parent or its subsidiaries is an Acquiring Person (as defined in the Company Rights
Plan) pursuant to the

Company Rights Plan by virtue of the execution of this Agreement or the consummation of the Merger or the other transactions contemplated hereby and (y) a Distribution Date (as such term is defined in the Company Rights Plan) does not occur by reason of the execution of this Agreement, the consummation of the Merger, or the consummation of the transactions contemplated hereby, and such amendment may not be further amended by Company without the prior consent of Parent in its sole discretion.

          II.21 Customs. Company has acted with reasonable care to properly value and classify, in accordance with applicable tariff laws, rules and regulations, all goods that Company or any of its subsidiaries import into the United States or into any other country (the "Imported Goods"). To Company's knowledge, there are currently no material claims pending against Company by the U.S. Customs Service (or other foreign customs authorities) relating to the valuation, classification or marking of the Imported Goods.


                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                              PARENT AND MERGER SUB

         Parent and Merger Sub represent and warrant to Company, subject to the exceptions (i) specifically disclosed in writing in the disclosure letter and
(ii) referencing a specific representation supplied by Parent to Company (or, in the case where no specific reference to a representation is made, where such reference would be reasonably apparent from the context thereof), dated as of the date hereof and certified by a duly authorized officer of Parent (the "Parent Schedules"), as follows:

          III.1    Organization of Parent and Merger Sub.

                  (a) Each of Parent and Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the corporate or other power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted; and (iii), except as would not be material to Parent, is duly qualified or licensed to do business in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary.

                  (b) Parent has delivered or made available to Company a true and correct copy of the Certificate of Incorporation and Bylaws of Parent, each as amended to date, and each such instrument is in full force and effect. Neither Parent nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent governing instruments.

          III.2 Parent and Merger Sub Capital Structure. The authorized capital stock of Parent consists of 500,000,000 shares of Common Stock, of which there were 136,452,870 shares issued and outstanding as of December 28, 1997, and 4,000,000 shares of Preferred Stock, none of which are outstanding. All outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of Parent or any agreement or document to which Parent is a party or by which it is bound. The authorized capital stock of Merger Sub consists of 100 shares of Common Stock, $0.0001 par value, all of which, as of the date hereof, are issued and outstanding and are held by Parent. Merger Sub was formed on or about May 18, 1998, for the purpose of consummating the Merger and has no material assets or liabilities except as necessary for such purpose.

          III.3    Authority.

                  (a) Each of Parent and Merger Sub has all requisite corporate power and authority to enter into, as applicable, this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject only to the filing of the Certificate of Merger pursuant to Delaware Law. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by Company, constitutes the valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of this Agreement by each of Parent and Merger Sub will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Parent or Merger Sub, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or Merger Sub or by which any of their respective properties is bound or affected or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Parent's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a material lien or encumbrance on any of the material properties or assets of Parent or Merger Sub pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties are bound or affected.

                  (b) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by Parent or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the Merger, except for (i) the filing of a Form S-4 (or any similar successor form thereto) Registration Statement (the "Registration Statement") with the SEC in accordance with the Securities Act, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the HSR Act and the securities or antitrust laws of any foreign country, and (iv) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to Parent or Company or have a material adverse effect on the ability of the parties hereto to consummate the Merger.

          III.4    SEC Filings; Parent Financial Statements.

                  (a) Parent has filed all forms, reports and documents required to be filed by Parent with the SEC since March 31, 1997, and has made available to Company such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Parent may file subsequent to the date hereof) are referred to herein as the "Parent SEC Reports." As of their respective dates, the Parent SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Parent's subsidiaries is required to file any forms, reports or other documents with the SEC.

                  (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (the "Parent Financials"), including any Parent SEC Reports filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly presented the consolidated financial position of Parent and its subsidiaries as at the respective dates thereof and the consolidated results of Parent's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Parent contained in Parent SEC Reports as of December 31, 1997, is hereinafter referred to as the "Parent Balance Sheet."

          III.5 Absence of Certain Changes or Events. Since the date of the Parent Balance Sheet, there has not been (i) any Material Adverse Effect on Parent, (ii) except as set forth in Section 3.5 of the Parent Schedules, any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, Parent's capital stock, or any purchase, redemption or other acquisition by Parent of Parent's capital stock or any other securities of Parent or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (iv) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business.

          III.6 Statements; Proxy Statement/Prospectus. The information supplied by Parent for inclusion in the Registration Statement shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied by Parent for inclusion in the Proxy Statement/Prospectus shall not, on the date the Proxy Statement/Prospectus is first mailed to Company's stockholders or at the time of the Company Stockholders' Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time, any event relating to Parent or any of its affiliates, officers or directors should be discovered by Parent which is required to be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, Parent shall promptly inform Company. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by Company which is contained in any of the foregoing documents.

          3.7 Litigation. Except as disclosed in the Parent SEC Reports, there are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, action or proceedings, to have a material effect. No Governmental Entity has at any time challenged or questioned in a writing delivered to Parent the legal right of Parent to design, manufacture, offer or sell any of its products in the present manner or style thereof.



                                   ARTICLE IV
                       CONDUCT PRIOR TO THE EFFECTIVE TIME

          IV.1 Conduct of Business by Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company and each of its subsidiaries shall, except to the extent that Parent shall otherwise consent in writing, carry on its business, in all material respects, in the ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings. In addition, Company will promptly notify Parent of any material event involving its business or operations.

          In addition, except as permitted by the terms of this Agreement, and except as provided in Article 4 of the Company Schedules, without the prior written consent of Parent, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

                  (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

                  (b) Grant any severance or  termination  pay to any officer or employee except pursuant to written agreements outstanding, or policies existing, on the date hereof and as previously disclosed in writing or made available to Parent, or adopt any new severance plan;

                  (c) Transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to the Company Intellectual Property, or enter into grants to future patent rights, other than non-exclusive licenses in the ordinary course of business and consistent with past practice;

                  (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

                  (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

                  (f) Issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing of, any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than the issuance delivery and/or sale of shares of Company Common Stock pursuant to the exercise of stock options therefor outstanding as of the date of this Agreement.

                  (g) Cause, permit or propose any amendments to its Certificate of Incorporation, Bylaws or other charter documents (or similar governing instruments of any of its subsidiaries);

                  (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Company or enter into any material joint ventures, strategic partnerships or alliances;

                  (i) Sell, lease, license, encumber or otherwise dispose of any properties or assets which are material, individually or in the aggregate, to the business of Company, except sales of inventory in the ordinary course of business consistent with past practice;

                  (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than (i) in connection with the financing of ordinary course trade payables consistent with past practice or (ii) pursuant to existing credit facilities in the ordinary course of business;

                  (k) Adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will,"), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants other than in the ordinary course of business, consistent with past practice, or change in any material respect any management policies or procedures;

                  (l) Make any payments outside of the ordinary course of business in excess of $50,000;

                  (m) Except in the ordinary course of business, materially modify, amend or terminate any material contract or agreement to which Company or any subsidiary thereof is a party or waive, release or assign any material rights or claims thereunder;

                  (n) Enter into any material contracts, agreements, or obligations relating to the distribution, sale, license or marketing by third parties of Company's products or products licensed by Company other than in the ordinary course of business consistent with past practice;

                  (o) Materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

                  (p) Engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code; or

                  (q) Agree in writing or otherwise to take any of the actions described in Article 4 (a) through (p) above.

          IV.2 Conduct of Business by Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, except as permitted by the terms of this Agreement and except as provided in Article 4 of the Parent Schedules, without the prior written consent of Company, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent shall not do the following:

                  (a) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; provided, however, that Parent may effect repurchases of up to 14,000,000 shares of its Common Stock in accordance with Rule 10b-18 under the Exchange Act or pursuant to private transactions;

                  (b) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Parent or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof; provided, however, that Parent may effect repurchases of up to 14,000,000 shares of its Common Stock in accordance with Rule 10b-18 under the Exchange Act or pursuant to private transactions;

                  (c) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent or enter into any material joint ventures, strategic partnerships or alliances; provided, however, that the foregoing restrictions shall only apply to the extent that the contemplated transaction could reasonably be expected to directly cause a delay of the consummation of the Merger;

                  (d) Engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code; or

                  (e) Materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices; provided, however, that the foregoing restrictions shall only apply to the extent that the contemplated transaction could reasonably be expected to directly cause a delay of the consummation of the Merger.


                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

          V.1 Proxy Statement/Prospectus; Registration Statement; Other Filings; Board Recommendations.

                  (a) As promptly as practicable after the execution of this Agreement, Company and Parent will prepare, and file with the SEC, the Proxy Statement/Prospectus, and Parent will prepare and file with the SEC the Registration Statement in which the Proxy Statement/Prospectus will be included as a prospectus. Each of Company and Parent will respond to any comments of the SEC, and will use its respective commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and Company will cause the Proxy
Statement/Prospectus to be mailed to its stockholders at the earliest practicable time after the Registration Statement is declared effective by the SEC. As promptly as practicable after the date of this Agreement, each of Company and Parent will prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Federal, foreign or Blue Sky or related laws relating to the Merger and the transactions contemplated by this Agreement (the "Other Filings"). Each of Company and Parent will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement, the Proxy Statement/Prospectus or any Other Filing or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Registration Statement, the Proxy Statement/Prospectus, the Merger or any Other Filing. Each of Company and Parent will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.1(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement/Prospectus, the Registration Statement or any Other Filing, Company or Parent, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Company, such amendment or supplement.

                  (b)  The   Proxy   Statement/Prospectus   will   include   the
recommendation of the Board of Directors of Company in favor of adoption and approval of this Agreement and approval of the Merger.

          V.2      Meeting of Company Stockholders.

                  (a) Promptly after the date hereof, Company will take all action necessary in accordance with the Delaware Law and its Certificate of Incorporation and Bylaws to convene the Company Stockholders' Meeting to be held as promptly as practicable, and in any event (to the extent permissible under applicable law) within 40 days after the declaration of effectiveness of the Registration Statement, for the purpose of voting upon this Agreement and the Merger or the issuance of shares of Parent Common Stock pursuant to the Merger, respectively. Company will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of Nasdaq or Delaware Law to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, Company may adjourn or postpone the Company Stockholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Prospectus/Proxy Statement is provided to Company's stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which Company Stockholders' Meeting is originally scheduled (as set forth in the Prospectus/Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company's Stockholders' Meeting. Company shall ensure that the Company Stockholders' Meeting is called, noticed, convened, held and conducted, and subject to Section 5.2(c) that all proxies solicited by Company in connection with the Company Stockholders' Meeting are solicited, in compliance with the Delaware Law, its Certificate of Incorporation and Bylaws, the rules of Nasdaq and all other applicable legal requirements.

                  (b) Subject to Section 5.2(c): (i) the Board of Directors of Company shall recommend that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger at the Company Stockholders' Meeting;
(ii) the Prospectus/Proxy Statement shall include a statement to the effect that the Board of Directors of Company has recommended that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger at the Company Stockholders' Meeting; and (iii) neither the Board of Directors of Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the recommendation of the Board of Directors of Company that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger.

                  (c) Nothing in this Agreement shall prevent the Board of Directors of Company from withholding, withdrawing, amending or modifying its recommendation in favor of the Merger if (i) a Superior Proposal (as defined below) is made to Company and is not withdrawn, (ii) neither Company nor any of its representatives shall have violated any of the restrictions set forth in
Section 5.4, and (iii) the Board of Directors of Company or any committee thereof concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Proposal, the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of Company or any committee thereof to comply with its fiduciary obligations to Company's stockholders under applicable law. For purposes of this Agreement ("Superior Proposal") shall mean an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions: (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Company pursuant to which the stockholders of Company immediately preceding such transaction hold less than 50% of the equity interest in the surviving or resulting entity of such transaction; (ii) a sale or other disposition by Company of assets (excluding inventory and used equipment sold in the ordinary course of business) representing in excess of 50% of the fair market value of Company's business immediately prior to such sale, or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 50% of the voting power of the then outstanding shares of capital stock of Company, on terms that the Board of Directors of Company determines, in its reasonable judgment, after consultation with its financial advisor, to be more favorable to the Company stockholders than the terms of the Merger; provided, however, that any such offer shall not be deemed to be a "Superior Proposal" if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely in the judgment of Company's Board of Directors to be obtained by such third party on a timely basis.

          V.3         Confidentiality; Access to Information.

                  (a) The parties acknowledge that Company and Parent have previously executed a Mutual Confidentiality Agreement, dated as of November 21, 1997 (the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

                  (b) Access to Information. Company will afford Parent and its accountants, counsel and other representatives reasonable access during normal business hours to the properties, books, records and personnel of Company during the period prior to the Effective Time to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of Company, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.3 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

          V.4      No Solicitation.

                  (a)  From  and  after  the date of this  Agreement  until  the earlier of the Effective Time or termination of this Agreement pursuant to its terms, Company and its subsidiaries will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to (i) solicit, initiate or encourage the making, submission or announcement of any Acquisition Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations with, or disclose any non-public information concerning Company or any of its subsidiaries to, or afford any access to the properties, books or records of Company or any of its subsidiaries to, or enter into any agreement or understanding with, any person, entity or group (other than Parent and its affiliates, agents and representatives), in connection with any Acquisition Proposal, (iii) engage in any discussions with any person with respect to any Acquisition Proposal, except as to the existence of these provisions, (iv) subject to Section 5.2(c), approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any Acquisition Transaction (as defined below); provided, however, that prior to the approval of this Agreement by the required Company Stockholder Vote, this Section 5.4(a) shall not prohibit Company from furnishing nonpublic information regarding Company and its subsidiaries to, entering into a confidentiality agreement with or entering into discussions with, any person or group in response to a Superior Proposal submitted by such person or group (and not withdrawn) if (1) neither Company nor any representative of Company and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.4, (2) the Board of Directors of Company concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of Company to comply with its fiduciary obligations to Company's stockholders under applicable law, (3) prior to furnishing any such nonpublic information to, or entering into discussions with, such person or group, Company gives Parent written notice of the identity of such person or group and of Company's intention to furnish nonpublic information to, or enter into discussions with, such person or group and Company receives from such person or group an executed confidentiality agreement containing terms, conditions and limitations, substantially similar to those contained in the Confidentiality Agreement, on the use and disclosure of all nonpublic written and oral information furnished to such person or group by or on behalf of Company, and (4) contemporaneously with furnishing any such nonpublic information to such person or group, Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by Company to Parent). Company and its subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer, director or employee of Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Company or any of its subsidiaries shall be deemed to be a willful breach of this Section
5.4 by Company. In addition to the foregoing, Company shall provide Parent with at least forty-eight (48) hours prior written notice of any meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to recommend, approve or authorize a Superior Proposal and together with such notice a copy of the then-current draft of the definitive documentation relating to such Superior Proposal.

         For purposes of this Agreement, "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal by Parent) relating to any Acquisition Transaction. For the purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (i) any merger, consolidation, sale of substantial assets or similar transactions involving Company or any of its subsidiaries (other than sales of assets or inventory in the ordinary course of business or as permitted under the terms of this Agreement), (ii) sale by Company of any shares of capital stock of Company (including without limitation by way of a tender offer or an exchange offer) except as may be permitted pursuant to Article 4, (iii) the acquisition by any person of beneficial ownership or a right to acquire beneficial ownership of, or the formation of any "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of capital stock of Company (except for acquisitions for passive investment purposes of not more than 15% of the then outstanding shares of capital stock of Company only in circumstances where the person or group qualifies for and files a Schedule 13G with respect thereto and does not become obligated to file a Schedule 13D), (iv) any liquidation or dissolution of Company, or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

                  (b) In addition to the obligations of Company set forth in paragraph (a) of this Section 5.4, Company as promptly as practicable shall advise Parent orally and in writing of any request for non-public information which Company reasonably believes would lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry with respect to or which Company reasonably should believe would lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry. Company will keep Parent informed in all material respects of all material amendments or proposed amendments (including, without limitation, any change in consideration) of any such request, Acquisition Proposal or inquiry.

                  (c) Nothing contained in this Section 5.4 or elsewhere in this Agreement shall prohibit Company from (i) taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to Company's stockholders if, in the good faith judgment of the Board of Directors of Company, after consultation with its outside legal counsel, failure to so disclose would be inconsistent with applicable laws.

          V.5 Public Disclosure. Parent and Company will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or an Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange. The parties have agreed to the text of the joint press release announcing the signing of this Agreement.

          V.6      Reasonable Efforts; Notification.

                  (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity,
(iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or Company or any subsidiary or affiliate thereof to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

                  (b) Company shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.3(a) or 6.3(b) would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

                  (c) Parent shall give prompt notice to Company of any representation or warranty made by it or Merger Sub contained in this Agreement becoming untrue or inaccurate, or any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.2(a) or 6.2(b) would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

          V.7 Third Party Consents. As soon as practicable following the date hereof, Parent and Company will each use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

          V.8      Stock Options and Employee Benefits.

                  (a) At the Effective Time, each outstanding option to purchase shares of Company Common Stock (each a "Company Stock Option") under the Company Stock Option Plans, whether or not exercisable, will be assumed by Parent. Immediately following the Effective Time, each Person who is a holder of a Company Stock Option assumed by Parent hereunder, other than those executive officers of the Company specifically identified on Schedule 5.8, shall have the vesting with respect to fifty percent (50%) of his/her unvested options immediately accelerated (the "Accelerated Portion"); provided, however, that, in consideration of such vesting acceleration, each such Company Stock Option holder shall agree that the balance of his/her unvested Company Stock Options which are assumed by Parent hereunder and which are not accelerated pursuant to this Section 5.8(a) shall continue to vest at the same percentage vesting rate set forth in such holder's original Company Stock Option agreement (unless the change of control provisions, if any, contained in such holder's original Company Stock Option agreement specifically provide otherwise). Except as set forth in the preceding sentence or on Schedule 5.8, no outstanding Company Stock Option will have been accelerated or have the right to be accelerated as a result of the Merger and there shall be no other agreements at the Effective Time providing for change-in-control, option acceleration or other benefits as a result of the Merger. Each Company Stock Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Company Stock Option Plans immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions), except that (i) each Company Stock Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Stock Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Stock Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent.

                  (b) It is intended that Company Stock Options assumed by Parent shall qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent Company Stock Options qualified as incentive stock options immediately prior to the Effective Time and the provisions of this Section 5.8 shall be applied consistent with such intent.

                  (c) Parent intends to maintain or cause Company to maintain employee benefit plans (as defined in Section 3(3) of ERISA) for the benefit of employees of Company which are substantially similar to those benefits provided for Parent's employees, including, without limitation, any of the following benefit plans maintained by Parent: medical/dental/vision care, life insurance, disability income, sick pay, holiday and vacation pay, 401(k) plan coverage,
Section 125 benefit arrangements, bonus profit-sharing or other incentive plans, pension or retirement programs, dependent care assistance, severance benefits, and employee stock option and stock purchase plans, to the extent Company employees meet the eligibility requirements for each such plan or program. Parent intends that Company's employees shall be given credit, for purposes of any service requirements for participation, for their period of service with Company and Odetics, Inc. prior to the Closing Date, and Company employees shall also, with respect to any Parent plans or programs which have co-payment, deductible or other co-insurance features, receive credit for any amounts such employees have paid to date in 1998 in co-payments, deductibles or co-insurance under comparable programs maintained by Company prior to the date hereof. In addition, Parent intends that, to the maximum extent allowable under the Company's medical/health plans, no Company employee who participates in any medical/health plan of Company at the Closing Date shall be denied coverage under Parent's medical/health plan by reason of any pre-existing condition exclusions.

                  (d) Within twenty (20) business days following the Effective Time, Parent shall issue to each person who is a holder of a Company Stock Option assumed by Parent hereunder a document, in form and substance reasonably satisfactory to Company, evidencing such assumption. Pursuant to such document, the agreements evidencing such assumed Company Stock Option shall be deemed to be appropriately amended and adjusted so that such assumed Company Stock Option shall represent the right to acquire Parent Common Stock on the same terms and conditions as contained in the agreements evidencing such Company Stock Option (subject to the adjustments required by this Section 5.8 to effect the assumption by Parent as set forth above).

          V.9 Form S-8. Parent agrees to file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Company Stock Options as soon as is reasonably practicable after the Effective Time and intends to maintain the effectiveness of such registration statement thereafter for so long as any of such options or other rights remain outstanding.

          V.10     Indemnification.

                  (a) From and after the Effective  Time,  Parent will cause the
Surviving Corporation to fulfill and honor in all respects the obligations of Company pursuant to any indemnification agreements between Company and its directors and officers as of the Effective Time (the "Indemnified Parties") and any indemnification provisions under Company's Certificate of Incorporation or Bylaws as in effect on the date hereof. The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the
Indemnified Parties as those contained in the Certificate of Incorporation and Bylaws of Company as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Effective Time, were directors, officers, employees or agents of Company, unless such modification is required by law.

                  (b) From the Effective Time until the sixth anniversary thereof, the Surviving Corporation shall maintain in effect, for the benefit of the current directors and officers of the Company with respect to acts or omissions occurring prior to the Effective Time, the existing policy of directors' and officers' liability insurance maintained by the Company as of the date of this Agreement (the "Existing Policy"); provided, however, that (i) the Surviving Corporation may substitute for the Existing

Policy a policy or policies of comparable coverage, and (ii) the Surviving Corporation shall not be required to pay an annual premium for the Existing Policy (or for any substitute policies) in excess of 150% of the amount of the last annual premium paid by the Company prior to the date of this Agreement for the Existing Policy (the "Past Premium Amount"). In the event any future annual premium for the Existing Policy (or any substitute policies) exceeds 150% of the Past Premium Amount, the Surviving Corporation shall be entitled to reduce the amount of coverage of the Existing Policy (or any substitute policies) to the amount of coverage that can be obtained for a premium equal to 150% of the Past Premium Amount.

                  (c) This Section 5.10 shall survive the consummation of the Merger at the Effective Time, is intended to be for the benefit of, and enforceable by, each person entitled to indemnification pursuant hereto and each such person's or entity's heirs and representatives, and shall be binding on all successors and assigns of Parent and the Surviving Corporation.

          V.11 Nasdaq Listing. Parent agrees to authorize for listing on Nasdaq the shares of Parent Common Stock issuable, and those required to be reserved for issuance, in connection with the Merger, upon official notice of issuance.

          V.12 Company Affiliate Agreement. Set forth on the Company Schedules is a list of those persons who may be deemed to be, in Company's reasonable judgment, affiliates of Company within the meaning of Rule 145 promulgated under the Securities Act (each a "Company Affiliate"). Company will provide Parent with such information and documents as Parent reasonably requests for purposes of reviewing such list. Company will use its best efforts to deliver or cause to be delivered to Parent, as promptly as practicable on or following the date hereof, from each Company Affiliate an executed affiliate agreement in substantially the form attached hereto as Exhibit B (the "Company Affiliate Agreement"), each of which will be in full force and effect as of the Effective Time. Parent will be entitled to place appropriate legends on the certificates evidencing any Parent Common Stock to be received by a Company Affiliate pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Parent Common Stock, consistent with the terms of the Company Affiliate Agreement.

          V.13 Regulatory Filings; Reasonable Efforts. As soon as may be reasonably practicable, Company and Parent each shall file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice ("DOJ") Notification and Report Forms relating to the transactions contemplated herein as required by the HSR Act, as well as comparable pre-merger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties. Company and Parent each shall promptly (a) supply the other with any information which may be required in order to effectuate such filings and (b) supply any additional information which reasonably may be required by the FTC, the DOJ or the competition or merger control authorities of any other jurisdiction and which the parties may reasonably deem appropriate.

          V.14 Comfort Letter. If requested by Parent, Company shall use reasonable efforts to cause Ernst & Young LLP, certified public accountants to Company, to provide a letter reasonably acceptable to Parent, relating to their review of the financial statements relating to Company contained in or incorporated by reference in the Registration Statement.


                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

          VI.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

                  (a) Company Stockholder Approval. This Agreement shall have been approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law, by the stockholders of Company.

                  (b) Registration Statement Effective; Proxy Statement. The SEC shall have declared the Registration Statement effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the Proxy Statement/Prospectus, shall have been initiated or threatened in writing by the SEC.

                  (c) No Order; HSR Act. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. All waiting periods, if any, under the HSR Act relating to the transactions contemplated hereby will have expired or terminated early and all material foreign antitrust approvals required to be obtained prior to the Merger in connection with the transactions contemplated hereby shall have been obtained.

                  (d) Tax Opinions. Parent and Company shall each have received written opinions from their respective tax counsel (Wilson Sonsini Goodrich & Rosati, Professional Corporation, and Brobeck, Phleger & Harrison LLP, respectively), in form and substance reasonably satisfactory to them, to the effect that the Merger will constitute a reorganization within the meaning of
Section 368(a) of the Code and such opinions shall not have been withdrawn; provided, however, that if the counsel to either Parent or Company does not render such opinion, this condition shall nonetheless be deemed to be satisfied with respect to such party if counsel to the other party renders such opinion to such party. The parties to this Agreement agree to make such reasonable representations as requested by such counsel for the purpose of rendering such opinions.

                  (e) Nasdaq Listing. The shares of Parent Common Stock issuable to stockholders of Company pursuant to this Agreement and such other shares required to be reserved for issuance in connection with the Merger shall have been authorized for listing on Nasdaq upon official notice of issuance.

          VI.2 Additional Conditions to Obligations of Company. The obligation of Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

                  (a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except, (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Parent and Merger Sub, (B) for changes contemplated by this Agreement and (C) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct except as does not constitute a Material Adverse Effect on Parent and Merger Sub as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Parent Schedules made or purported to have been made after the date of this Agreement shall be disregarded). Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

                  (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

                  (c) Material Adverse Effect. No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement.

          VI.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

                  (a) Representations and Warranties. Each representation and warranty of Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date except (A) in each case (other than the representations in Sections 2.2 and 2.3, which shall have been and which shall be true and correct in all material respects), or in the aggregate, as does not constitute a Material Adverse Effect on Company, (B) for changes contemplated by this Agreement and (C) for those representations and warranties (other than the representations in Sections 2.2 and 2.3) which address matters only as of a particular date (which representations shall have been true and correct except as does not constitute a Material Adverse Effect on Company as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Company Schedules made or purported to have been made after the date of this Agreement shall be disregarded). Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by an authorized officer of Company.

                  (b) Agreements and Covenants. Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of Company by the Chief Executive Officer and the Chief Financial Officer of Company.

                  (c) Material Adverse Effect. No Material Adverse Effect with respect to Company and its subsidiaries shall have occurred since the date of this Agreement.

                  (d) Noncompetition Agreements. The persons set forth on Exhibit C-1 hereto shall have entered into Noncompetition Agreements substantially in the form attached hereto as Exhibit C-2 and such agreements shall be in full force and effect.

                  (e) Consents. Company shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby in connection with the agreements, contracts, licenses or leases set forth on Schedule 6.3(f).

                  (f) Company Rights Plan. All actions necessary to extinguish and cancel all outstanding Rights under the Company Rights Plan or render such Rights inapplicable to the Merger shall have been taken.


                                   ARTICLE VII
                        TERMINATION, AMENDMENT AND WAIVER

          VII.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approvals of the stockholders of Company or Parent:

                  (a) by mutual written consent duly authorized by the Boards of Directors of Parent and Company;

                  (b) by either Company or Parent if the Merger shall not have been consummated by November 18, 1998 for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of any covenant set forth in this Agreement;

                  (c) by either Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

                  (d) by either Company or Parent if the required approval of the stockholders of Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Company stockholders duly convened therefor or at any adjournment thereof (provided that the right to terminate this Agreement under this Section 7.1(d) shall not be available to Company where the failure to obtain Company stockholder approval shall have been caused by the action or failure to act of Company and such action or failure to act constitutes a breach by Company of any covenant set forth in this Agreement);

                  (e) by Company (at any time prior to the adoption and approval of this Agreement and the Merger by the required vote of the stockholders of Company) if a Company Triggering Event (as defined below) shall have occurred. For the purposes of this Agreement, a "Company Triggering Event" shall be deemed to have occurred if the Board of Directors of Company or any committee thereof shall have approved or publicly recommended any Superior Proposal.

                  (f) by Parent if a Parent Triggering Event (as defined below) shall have occurred. For the purposes of this Agreement, a "Parent Triggering Event" shall be deemed to have occurred if: (i) the Board of Directors of Company or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Parent its recommendation in favor of, the adoption and approval of the Agreement or the approval of the Merger; (ii) Company shall have failed to include in the Proxy Statement/Prospectus the recommendation of the Board of Directors of Company in favor of the adoption and approval of the Agreement and the approval of the Merger; (iii) a tender or exchange offer relating to securities of the Company shall have been commenced by a Person unaffiliated with Parent and Company and the Board of Directors of Company fails to reaffirm its recommendation in favor of the adoption and approval of the Agreement and the approval of the Merger within ten (10) business days after Parent requests in writing at any time that such recommendation be reaffirmed; (iv) the Board of Directors of Company or any committee thereof shall have approved or publicly recommended any Acquisition Proposal; or (v) a tender or exchange offer relating to securities of Company shall have been commenced by a Person unaffiliated with Parent and Company shall not have sent to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published sent or given, a statement disclosing that Company recommends rejection of such tender or exchange offer.

                  (g) by Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent through the exercise of its commercially reasonable efforts, then Company may not terminate this Agreement under this Section 7.1(g) for thirty days after delivery of written notice from Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that Company may not terminate this Agreement pursuant to this paragraph (g) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty day period); or

                  (h) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company through the exercise of its commercially reasonable efforts, then Parent may not terminate this Agreement under this Section 7.1(h) for thirty days after delivery of written notice from Parent to Company of such breach, provided Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this paragraph (h) if it shall have materially breached this Agreement or if such breach by Company is cured during such thirty day period).

          VII.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 7.2, Section 7.3 and Article 8 (miscellaneous), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any willful breach of this Agreement (including without limitation Section 5.4 hereof). No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

          VII.3    Fees and Expenses.

                  (a) General. Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated; provided, however, that Parent and Company shall share equally all fees and expenses, other than attorneys' and accountants fees and expenses, incurred in relation to the printing and filing (with the SEC) of the Proxy Statement/Prospectus

(including any preliminary materials related thereto) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto.

                  (b)      Company Payments.

                            (i) In the event that this  Agreement is  terminated
by Parent or Company, as applicable, pursuant to Section 7.1(e) or (f), Company shall pay, within one business day following demand therefor, to Parent an amount equal to $6,000,000 in immediately available funds.

                            (ii)  Company   acknowledges   that  the  agreements
contained in this Section 7.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement. If Company fails promptly to pay the amounts due pursuant to this Section 7.3(b), and, in order to obtain such payment, Parent commences a suit which results in a judgment against Company for the amounts set forth in this Section 7.3(b), Company shall pay to Parent its reasonable costs and expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 7.3(b) at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made; provided, however, that if such suit does not result in a judgment against Company, Parent shall pay to Company its reasonable costs and expenses (including attorneys' fees and expenses) in connection with such suit.

                  (c) Payment of the fees described in Section 7.3(b) above shall not be in lieu of damages incurred in the event of a willful breach of this Agreement.

          VII.4 Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent and Company.

          VII.5 Extension; Waiver. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

          VIII.1 Non-Survival of Representations and Warranties. The representations and warranties of Company, Parent and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

          VIII.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

                  (a)      if to Parent or Merger Sub, to:

                           Quantum Corporation
                           500 McCarthy Boulevard
                           Milpitas, California  95035
                           Attention: General Counsel
                           Telephone No.:  (408) 894-4000
                           Telecopy No.:   (408) 894-3218

                           with a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                           650 Page Mill Road
                           Palo Alto, California 94304-1050
                           Attention:  Larry W. Sonsini, Esq.
                                       Steven E. Bochner, Esq.
                           Telephone No.:  (650) 493-9300
                           Telecopy No.:   (650) 493-6811

                  (b)      if to Company, to:

                           ATL Products, Inc.
                           2801 Kelvin Ave.
                           Irvine, California  92614
                           Attention:  General Counsel
                           Telephone No.:  (714) 479-7750
                           Telecopy No.:


                           with copies to:

                           Brobeck, Phleger & Harrison LLP
                           Spear Street Tower
                           One Market
                           San Francisco, California 94105
                           Attention: Steve L. Camahort, Esq.

                           Telephone No.:  (415) 442-0900
                           Telecopy No.:   (415) 442-1010

                           and:

                           Brobeck, Phleger & Harrison LLP
                           38 Technology Drive
                           Irvine, California 92618-2308
                           Attention: Patrick Arrington, Esq.
                           Telephone No.:  (714) 790-6300
                           Telecopy No.:   (714) 790-6301


          VIII.3   Interpretation; Knowledge.

                  (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

                  (b) For purposes of this Agreement (a) as it relates to Parent, the term "knowledge" means, with respect to any matter in question, that any of the Chief Executive Officer, Chief Financial Officer or Controller of Parent has actual knowledge of such matter; (b) as it relates to Company, the term "knowledge" means, with respect to any matter in question, that any of the Chief Executive Officer, Chief Financial Officer or Controller of Company has actual knowledge of such matter.

                  (c) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole, except for those changes, events, violations, inaccuracies, circumstances and effects that (i) are caused by conditions affecting the United States economy as a whole or affecting the industry in which such entity competes as a whole or (ii) are related to or result from announcement or pendency of the Merger; provided, however, that in the case of each of the exceptions set forth in (i) and (ii) above, the entity relying upon such exception to demonstrate that a Material Adverse Effect has not occurred shall bear the burden of proof, by a preponderance of the evidence, that such exception is applicable.

                  (d) For purposes of this Agreement, the term "person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

          VIII.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          VIII.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Schedules and the Parent Schedules (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as specifically provided in
Section 5.10.

          VIII.6 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          VIII.7 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          VIII.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          VIII.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

          VIII.10 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          VIII.11 Waiver of Jury Trial. EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.


                                             QUANTUM CORPORATION


                                             By: /s/ Michael A. Brown

                                             Name:   Michael A. Brown

                                             Title: CEO


                                             QUICK ACQUISITION CORPORATION


                                             By: /s/ Richard L. Clemmer

                                             Name:   Richard L. Clemmer

                                             Title: CEO


                                             ATL PRODUCTS, INC.


                                             By: /s/ Kevin C. Daly

                                             Name:   Kevin C. Daly

                                             Title: CEO

            [Signature Page to Agreement and Plan of Reorganization]